SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
TASER International, Inc.

(Name of Registrant as Specified In Its Charter)

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TASER INTERNATIONAL, INC.
17800 North 85th Street
Scottsdale, Arizona 85255

SUPPLEMENT TO PROXY STATEMENT
for
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 30, 2005
NOTICE OF ADJOURNED MEETING DATE AND
CHANGE TO PROPOSAL TWO REGARDING APPOINTMENT OF AUDITORS

To Our Stockholders:
      This Supplement provides updated and amended information with respect to TASER International, Inc.’s (the “Company”) 2005 Annual Meeting of Stockholders, to be held on November 30, 2005 at 9:00 a.m. at the Company’s manufacturing/warehouse/office building located at 17800 North 85th Street, Scottsdale, Arizona 85255 (the “Annual Meeting”). The Annual Meeting, initially scheduled to be held on April 22, 2005, is being adjourned to November 30, 2005.
      The information contained in this Supplement should be read in conjunction with the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement (the “Proxy Statement”), each dated April 22, 2005, furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting. There is no change to the record date to determine stockholders entitled to notice of and to vote at the Annual Meeting, and as such only holders of the Company’s Common Stock at the close of business on March 15, 2005 are entitled to notice of, and to vote at, the Annual Meeting and any further adjournments or postponements thereof.
      Change to Proposal Two — Ratification of Appointment of Auditors
      On September 15, 2005, the Company dismissed Deloitte & Touche LLP as the Company’s independent registered public accounting firm and engaged Grant Thornton LLP as its new independent registered public accounting firm.
      This Supplement amends Proposal Two of the Proxy Statement to give the Company’s stockholders the opportunity to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2005.

      A restated proxy card reflecting the revised Proposal Two is enclosed herewith. All stockholders, regardless of whether they have previously voted, are advised to vote using the restated proxy card. Any proxy may be revoked at any time before it is voted at the Annual Meeting. A stockholder may revoke a proxy by notifying the Corporate Secretary of the Company either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting.

By Order of the Board of Directors,

/s/ DOUGLAS E. KLINT

Douglas E. Klint
Corporate Secretary
Scottsdale, Arizona
October 18, 2005
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

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TASER INTERNATIONAL, INC.
17800 North 85th Street
Scottsdale, Arizona 85255
SUPPLEMENTAL INFORMATION
AMENDMENT TO PROPOSAL TWO:
RATIFICATION OF APPOINTMENT OF AUDITORS
Dismissal of Deloitte & Touche LLP
      On September 15, 2005, Taser International, Inc. (the “Company”) dismissed Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm. The decision to dismiss D&T was approved by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”).
      The reports of D&T on the financial statements of the Company for the years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, but did include an explanatory paragraph for the effects of a restatement of the financial statements for the year ended December 31, 2004.
      During the years ended December 31, 2004 and 2003 and through September 15, 2005, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused D&T to make reference thereto in its reports on the financial statements of the Company for such years.
      During the years ended December 31, 2004 and 2003 and through September 15, 2005, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except as described below.
      As previously reported in the Company’s Form 10-KSB/ A filed on May 23, 2005, the Company concluded that errors that led to the restatement of its financial statements for the year ended December 31, 2004 resulted from an inadequate control over the accounting for its stock option programs. The Company’s independent registered public accounting firm communicated to us that, under standards established by the Public Company Accounting Oversight Board, this control deficiency constituted a “material weakness” in our internal control over financial reporting.
      The Company has furnished a copy of the above disclosures to D&T and has requested that D&T furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of such letter was attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on September 15, 2005.
      It is not expected that a representative of D&T will be present at the Annual Meeting.
Appointment and Ratification of Grant Thornton LLP
      The Audit Committee has appointed Grant Thornton LLP, independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2005. Grant Thornton LLP has acted as the independent registered public accounting firm for the Company since September 15, 2005. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.
      Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors for the year ending December 31, 2005.
      The Board of Directors recommends a vote FOR ratification of the appointment of Grant Thornton LLP as the Company’s independent auditors for the 2005 year.

      On September 15, 2005, the Company engaged Grant Thornton LLP as its new independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2005 and to review the financial statements to be included in the Company’s quarterly report on Form 10-Q for the quarter ending September 30, 2005. Prior to the engagement of Grant Thornton LLP on September 15, 2005, neither the Company nor anyone on behalf of the Company consulted with Grant Thornton LLP during the Company’s two most recent fiscal years and through September 15, 2005, in any manner regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (B) any matter that was the subject of either a disagreement or a reportable event (as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K).
Fees
      Grant Thornton LLP did not bill any fees to the Company during the Company’s two most recent fiscal years for audit fees, audit related fees, tax fees or any other services rendered to the Company.

By Order of the Board of Directors,

/s/ DOUGLAS E. KLINT

Douglas E. Klint
Corporate Secretary
October 18, 2005

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RESTATED PROXY
TASER International, Inc.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS NOVEMBER 30, 2005
Solicited on Behalf of the Board of Directors of the Company
The undersigned hereby appoints Patrick W. Smith and Thomas P. Smith as proxies, each with full power of substitution, to vote all of the Common Stock that the undersigned is entitled to vote at the adjourned Annual Meeting of Stockholders of TASER International, Inc. to be held on November 30, 2005 beginning at 9:00 a.m., Scottsdale time, and at any further adjournments or postponements thereof:
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, FOR APPROVAL OF GRANT THORNTON LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY, AND FOR THE APPLICABLE PROXIES VOTING IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE
(please sign on reverse side)

• PLEASE VOTE, SIGN, AND RETURN THE BELOW PROXY •
You are cordially invited to attend the 2005 Annual Meeting of Stockholders of TASER International, Inc., which will be held at 17800 North 85th Street, Scottsdale, Arizona 85255 beginning at 9:00 a.m. on November 30, 2005.
Whether or not you plan to attend this meeting, please sign, date, and return your proxy form below as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. If you attend the meeting, you may revoke your proxy, if you wish, and vote personally. It is important that your stock be represented.

Douglas E. Klint, Corporate Secretary

▼ DETACH PROXY CARD HERE ▼

1.	ELECT THREE DIRECTORS:	☐	VOTE FOR all nominees listed (except as marked to the contrary below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed.
Instruction: To withhold authority to vote for an individual nominee, strike a line through the nominee’s name below.
Class B (three-year term)
Patrick W. Smith
Mark W. Kroll
Judy Martz
2.	RATIFY APPOINTMENT OF GRANT THORNTON LLP as the Company’s independent auditors for 2005.

☐	FOR	☐	AGAINST	☐	ABSTAIN

Please date and sign exactly as your name or names appear below. If more than one name appears, all should sign. Persons signing as attorney, executor, administrator, trustee, guardian, corporate officer or in any other official or representative capacity, should also provide full title. If a partnership, please sign in full partnership name by authorized person

Dated:

Signature or Signatures

Please Detach Here
You Must Detach This Portion of the Proxy Card Before Returning it in the Enclosed Envelope